Exhibit 99(a)(2)
Preliminary Copy

Letter of Transmittal
To Tender 10.25% Series A Preferred Shares
of
QUANTA CAPITAL HOLDINGS LTD.
Pursuant to the Offer to Purchase
by
QCH ACQUISITION LTD.,
a wholly owned subsidiary of
QUANTA CAPITAL HOLDINGS LTD.

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON ________, ________ __, 2007, UNLESS EXTENDED.

The Depositary for the Offer is:

The Bank of New York

By Mail: The Bank of New York Reorganization Services Quanta Capital Holdings Ltd. P.O. Box 11248 New York, NY 10286-1248	By Facsimile Transmission: (For Eligible Institutions Only) (212) 815-6433 To Confirm Facsimile Transmissions: (212) 815-6212 (For Confirmation Only)	By Hand or Overnight Courier: The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window Street Level New York, NY 10286

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
DESCRIPTION OF PREFERRED SHARES TENDERED
	Share Certificate Number(s)*	Total Number of Shares Evidenced By Share Certificate(s)*	Number of Shares Tendered**

Total Shares
*	Need not be completed by holders delivering Preferred Shares by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Preferred Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be completed by holders of 10.25% Series A Preferred Shares of Quanta Capital Holdings Ltd., par value $ 0.01 per share (‘‘Preferred Shares’’) and delivered to the Depository, either if certificates evidencing Preferred Shares (‘‘Share Certificates’’) are to be forwarded herewith or if delivery of Preferred Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Depository Trust Company (‘‘DTC’’). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase (as defined below)) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Preferred Shares must do so pursuant to the guaranteed delivery procedure described in the Offer to Purchase under the caption ‘‘Terms of the Tender Offer—Procedure for Tendering Shares.’’ See Instruction 2.

CHECK HERE IF PREFERRED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

CHECK HERE IF PREFERRED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE:	SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY

Ladies and Gentlemen:

The undersigned hereby tenders to QCH Acquisition Ltd., an exempted company limited by shares incorporated in Bermuda (‘‘Purchaser’’), and a wholly owned subsidiary of Quanta Capital Holdings Ltd., an exempted company limited by shares incorporated in Bermuda as a holding company (‘‘Quanta’’), the above-described Preferred Shares, for $20.00 per Preferred Share, net to the seller in cash (subject to applicable withholding taxes), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated                        , 2007 (as amended or supplemented from time to time, the ‘‘Offer to Purchase’’), receipt of which is hereby acknowledged, and in this Letter of Transmittal, as it may be amended or supplemented from time to time (which, together with the Offer to Purchase, collectively constitute the ‘‘Offer’’). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Preferred Shares tendered pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Preferred Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Preferred Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Preferred Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer to Purchase (collectively, ‘‘Distributions’’) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Preferred Shares (and all Distributions), or transfer ownership of such Preferred Shares (and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Preferred Shares (and all Distributions) for transfer on the books of Quanta and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares (and all Distributions), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Preferred Shares tendered hereby and all Distributions, that when such Preferred Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Preferred Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Preferred Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Preferred Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Preferred Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Preferred Shares pursuant to any one of the procedures described in the Offer to Purchase under the caption ‘‘Terms of the Tender Offer—Procedure for Tendering Shares’’ and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Preferred Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms and conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled ‘‘Special Payment Instructions’’, please issue the check for the purchase price of all Preferred Shares purchased and return all Share Certificates evidencing Preferred Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under ‘‘Description of Preferred Shares Tendered’’. Similarly, unless otherwise indicated below in the box entitled ‘‘Special Delivery

Instructions’’, please mail the check for the purchase price of all Preferred Shares purchased and return all Share Certificates evidencing Preferred Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under ‘‘Description of Preferred Shares Tendered’’ on the reverse hereof. In the event that the boxes below entitled ‘‘Special Payment Instructions’’ and ‘‘Special Delivery Instructions’’ are both completed, please issue the check for the purchase price of all Preferred Shares purchased and return all Share Certificates evidencing Preferred Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled ‘‘Special Payment Instructions’’, please credit any Preferred Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Preferred Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Preferred Shares tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Preferred Shares and purchased Share Certificates evidencing Preferred Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Share Certificate(s) to:

Name:

(PLEASE PRINT)

Address:

                                                                        (ZIP CODE)

TAX IDENTIFICATION OR SOCIAL SECURITY
NUMBER) (SEE SUBSTITUTE FORM W-9
ON REVERSE SIDE)

CREDIT PREFERRED SHARES DELIVERED
BY BOOK-ENTRY TRANSFER AND
NOT PURCHASED TO THE ACCOUNT
SET FORTH BELOW.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Preferred Shares purchased and Share Certificates evidencing Preferred Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under ‘‘Description of Preferred Shares Tendered’’.

Mail Check and Share Certificate(s) to:

Name:

(PLEASE PRINT)

Address:

                                                                       (ZIP CODE)

(TAX IDENTIFICATION OR
SOCIAL SECURITY NUMBER)
(SEE SUBSTITUTE FORM W-9
ON REVERSE SIDE)

IMPORTANT
HOLDERS OF PREFERRED SHARES:
SIGN HERE
(Please Complete Substitute Form W-9 Below)

Dated:

(SIGNATURE(S) OF HOLDER(S))

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATES OR ON A SECURITY POSITION LISTING BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone No:

Taxpayer Identification or
Social Security No.:

(SEE SUBSTITUTE FORM W-9 ON PAGE 9)
GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

Authorized Signature:

Name:

(Please Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

(Area Code) Telephone No.:

Dated:                                 , 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures.

All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an ‘‘Eligible Institution’’) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Preferred Shares (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Preferred Shares) tendered hereby and such holder(s) has (have) not completed the box entitled ‘‘Special Payment Instructions’’ or ‘‘Special Delivery Instructions’’ on the reverse hereof or (ii) such Preferred Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Share Certificates.

This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offer to Purchase under the caption ‘‘Terms of the Tender Offer—Procedure for Tendering Shares.’’ Share Certificates evidencing all physically tendered Preferred Shares, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Preferred Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date, as it may be extended. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Holders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Preferred Shares pursuant to the guaranteed delivery procedure described in the Offer to Purchase under the caption ‘‘Terms of the Tender Offer—Procedure for Tendering Shares.’’ Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Preferred Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Preferred Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in of the Offer to Purchase under the caption ‘‘Terms of the Tender Offer—Procedure for Tendering Shares’’)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market LLC trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in the Offer to Purchase under the caption ‘‘Terms of the Tender Offer—Procedure for Tendering Shares.’’

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER OF PREFERRED SHARES, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Preferred Shares will be purchased. By execution and delivery of this Letter of Transmittal, (or a facsimile hereof), all tendering holders of Preferred Shares waive any right to receive any notice of the acceptance of their Preferred Shares for payment.

3.    Inadequate Space.

If the space provided on the reverse hereof under ‘‘Description of Preferred Shares Tendered’’ is inadequate, the Share Certificate numbers, the number of Preferred Shares evidenced by such Share Certificates and the number of Preferred Shares tendered should be listed on a separate signed schedule and attached hereto.

4.    Partial Tenders (not applicable to holders of Preferred Shares who tender by book-entry transfer).

If fewer than all Preferred Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Preferred Shares that are to be tendered in the box entitled ‘‘Number of Preferred Shares Tendered’’. In such cases, new Share Certificate(s) evidencing the remainder of Preferred Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled ‘‘Special Delivery Instructions’’ on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Preferred Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of Preferred Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Preferred Shares without alteration, enlargement or any other change whatsoever.

If any Preferred Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Preferred Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Preferred Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Preferred Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Preferred Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Preferred Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Preferred Shares tendered hereby, the Share Certificate(s) evidencing Preferred Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority so to act must be submitted.

6.    Stock Transfer Taxes.

Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Preferred Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Preferred Shares purchased is to be made to, or Share Certificate(s) evidencing Preferred Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Preferred Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING PREFERRED SHARES TENDERED HEREBY.

7.    Special Payment and Delivery Instructions.

If a check for the purchase price of any Preferred Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Preferred Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled ‘‘Description of Preferred Shares Tendered’’ on page 2 of this Letter of Transmittal, the appropriate boxes herein must be completed.

8.    Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Purchaser’s expense. Holders of Preferred Shares may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

9.    Substitute Form W-9.

Each tendering holder of Preferred Shares is required to provide the Depositary with a correct Taxpayer Identification Number (‘‘TIN’’) on the Substitute Form W-9 which is provided under ‘‘Important Tax Information’’ below, and to certify, under penalty of perjury, that such number is correct and that such holder is not subject to backup withholding of U. S. federal income tax and that such holder is a U.S. person. If a tendering holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the U.S. Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to backup withholding of U.S. federal income tax at a 28% rate on the payment of the purchase price of all Preferred Shares purchased from such holder. If the tendering holder of Preferred Shares has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write ‘‘Applied For’’ in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If ‘‘Applied For’’ is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on all payments of the purchase price to such holder until a TIN is provided to the Depositary.

IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder of Preferred Shares whose tendered Preferred Shares are accepted for payment is generally required to provide the Depositary (as payer) with such holder’s correct TIN on Substitute Form W-9 provided herewith. If such holder is an individual, the TIN generally is such holder’s social security number. If the Depositary is not provided with the correct TIN, the holder of Preferred Shares may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service and payments that are made to such holder with respect to Preferred Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a holder of Preferred Shares makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

Certain holders of Preferred Shares (including, among others, corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed ‘‘Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9’’ for additional instructions. Each holder of Preferred Shares should consult his or her tax advisor as to such holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the holder of Preferred Shares. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a holder of Preferred Shares with respect to Preferred Shares purchased pursuant to the Offer, each holder of Preferred Shares is required to notify the Depositary of such holder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and (b)(i) such holder has not been notified by the U.S. Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the U.S. Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

Each tendering holder of Preferred Shares is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Preferred Shares tendered hereby. If Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed ‘‘Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9’’ for additional guidance on which number to report. If the tendering holder of Preferred Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder of Preferred Shares should write ‘‘Applied For’’ in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If ‘‘Applied For’’ is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

PAYER’S NAME: QCH Acquisition Ltd.
Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	______________________________________ Social Security Number(s) OR ______________________________________ Employer Identification Number(s)
Part 2—Certification—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)	I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the ‘‘IRS’’) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)	I am a U.S. person (including a U.S. resident alien)
Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.	Part 3 Awaiting TIN Part 4 Exempt TIN
Signature Date
Name (Please Print):
Address (Please Print):

Note:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

Note:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME AND THAT EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE DEPOSITARY BY THE TIME OF PAYMENT, 28% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

Signature: __________________________________________    Date: ____________________

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each holder of Preferred Shares or such holder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

The Bank of New York

By Mail:		By Hand or Overnight Courier:
The Bank of New York Reorganization Services Quanta Capital Holdings Ltd. P.O. Box 11248 New York, NY 10286-1248		The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window Street Level New York, NY 10286
By Facsimile Transmission:
(For Eligible Institutions Only) (212) 815-6433
To Confirm Facsimile Transmissions:
(212) 815-6212 (For Confirmation Only)

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent, and copies will be furnished promptly at Purchaser’s expense. Holders of Preferred Shares may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Inc.

17 State Street – 10th Floor
New York, NY 10004
(888) 605-7527

The Dealer Manager for the Offer is:

Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
11th Floor
Arlington, VA 22209
(703) 875-1499
(866) 779-4943 (toll free)